THIS ACQUISITION AGREEMENT made as of the 30th day of June, 1997.

                                 B E T W E E N:

                               EIF HOLDINGS, INC.
                 a corporation formed under the laws of Hawaii

                              (the "Shareholder")

                               OF THE FIRST PART

                                    - and -

                           REGAL OAK PROPERTIES, INC.
                 a corporation formed under the laws of Delaware

                                   ("Buyer")

                               OF THE SECOND PART

WHEREAS the Shareholder is the owner of 100% of the issued and outstanding shares in the capital of Kelar Controls, Inc., a California corporation ("Kelar") and the Shareholder seeks to sell Kelar Shares (as hereinafter defined) for the consideration set forth hereinbelow and Buyer seeks to acquire Kelar Shares from the Shareholder, all on and subject to the terms and conditions of this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants, agreements and premises herein contained and other good and valuable consideration (the receipt and sufficiency whereof being hereby acknowledged by each party), the parties hereto do hereby covenant and agree as follows:

1.       DEFINITIONS AND SCHEDULES

1.1      Definitions.  In this Agreement:

         "Accounts Receivable" means all accounts receivable and other book debts due or accruing to Kelar as at the Reference Date and the full benefit of all security, if any, for such accounts or debts.

         "Agreement",  "this  Agreement",   "hereto"  and  "herein"  means  this
         Agreement and all schedules attached hereto, as may be amended from time to time.

         "Best Knowledge" or "known" means actual knowledge or awareness of the Party.

         "Business Day" means a day other than a Saturday or a Sunday or any other day which is a statutory holiday in the State of Texas.

         "Closing" means the consummation of the Transaction as herein contemplated.

         "Closing Date" means June 30, 1997 or such earlier or later date as may be agreed to in writing by the Parties.

         "Contract" means any agreement, indenture, contract, bond, debenture, security agreement, lease, deed of trust, license, option, instrument or other legally binding commitment, whether written or oral.

         "Direct Claim" has the meaning ascribed thereto in section 6.3.

         "Encumbrances" means any and all claims, liens, security interests, mortgages, pledges, pre-emptive rights, charges, options, equity interests, encumbrances, proxies, voting agreements, voting trusts, leases, tenancies, easements or other interests of any nature or kind whatsoever, howsoever created.

         "Indemnified Party" has the meaning ascribed thereto in section 6.3.

         "Indemnifying Party" has the meaning ascribed thereto in section 6.3.

         "Indemnification Claim" has the meaning ascribed thereto in section
          6.3.

         "Intellectual Property" means all patents, copyrights, trademarks and trade names, service marks and all software, data bases, trade secrets, know how and other proprietary rights as at the Reference Date.

         "Kelar" means Kelar Controls, Inc., a California corporation.

         "Kelar Contracts" has the meaning ascribed thereto in section 4.1(aa).

         "Kelar Shares" means 100% of the issued and outstanding shares of capital stock of Kelar, registered in the name of the Shareholder, as set forth on Schedule 4.2(f), hereto.

         "Kelar Financial Statements" has the meaning attributed thereto in section 4.1(p).

         "Losses" means any and all claims, demands, debts, suits, actions, obligations, proceedings, losses, damages, liabilities, deficiencies, costs and expenses (including without limitation, all reasonable legal and other professional fees and disbursements, interest, penalties and amounts paid in settlement).

         "Material  Adverse  Effect"  means a  material  adverse  effect  on the business, assets, liabilities, condition (financial or otherwise), operations or prospects of the Party in question or upon such Party's ability to perform its obligations under this Agreement or to consummate the Transaction.

         "Parties" means collectively, the parties to this Agreement.

         "Purchase Note" shall have the meaning ascribed to it in Section 2.2 of this Agreement.

         "Person" means any individual, partnership, company, corporation, unincorporated association, joint venture, trust, the Crown or any other agency or instrumentality thereof or any other judicial entity or person, government or governmental agency, authority or entity howsoever designated or constituted.

         "Reference Date" means May 31, 1997.

         "Security  Agreement - Pledge" shall have the meaning ascribed to it in
Section 2.2 of this Agreement.

         "Security Documents" shall mean the Purchase Note and the Security Agreement - Pledge, collectively.

         "Survival Period" has the meaning ascribed thereto in section  5.1

         "Taxes" means all income, profits, franchise, royalty, withholding, payroll, excise, sales, value added, use, occupation and property taxes and any liability, whether disputed or not, imposed by the U.S. or any state, municipality, country or foreign government or subdivision or agency thereof.

         "Third Party" has the meaning ascribed thereto in section 6.3.

         "Third Party Claim" has the meaning ascribed thereto in section 6.3.

         "Time of Closing" means 11:00 a.m. (Houston time) on the Closing Date or if the Transaction is not completed at such time, then such other time on the Closing Date on which the Transaction is completed.

         "Transaction" means the transfer and sale of Kelar Shares in exchange for consideration as contemplated by this Agreement.

1.2 Disclosure. Any fact or circumstance or combination of facts and/or circumstances disclosed in this Agreement or in any schedules hereto shall be deemed to be disclosed for all purposes of this Agreement.

1.3 Act. Any reference in this Agreement to any act, by-law, rule or regulation or to a provision thereof shall be deemed to include a reference to any act, by-law, rule or regulation or provision enacted in substitution or amendment thereof.

1.4 Houston Time. Except where otherwise expressly provided in this Agreement any reference to time shall be deemed to be a reference to Houston, Texas time.

1.5 Gender and Extended Meanings. In this Agreement words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed as agreeing with the required word and pronoun. For greater certainty and without limitation, in this Agreement the word "shall" has the same meaning as the word "will".

1.6 U.S. Dollars and Payment. All dollar amounts referred to in this Agreement are in U.S. funds, unless otherwise expressly specified.

1.7 Section Headings. The division of this Agreement into sections is for convenience of reference only and shall not effect the interpretation or construction of this Agreement.

1.8 Business Day. In the event that the date for the taking of any action under this Agreement falls on a day which is not a Business Day, then such action shall be taken on the next following Business Day.

2.       AGREEMENT TO PURCHASE

2.1 Purchase. Subject to the terms and conditions hereof, on the Closing Date at the Time of Closing, the Shareholder shall transfer to Buyer and Buyer shall accept from the Shareholder Kelar Shares and the Shareholder shall deliver to Buyer certificates representing Kelar Shares, duly endorsed in blank for transfer together with new certificates therefor.

2.2 Purchase Price. The purchase price for Kelar Shares shall be the aggregate sum of U.S. $2,500,000 and shall be satisfied by the execution and delivery by Buyer to Shareholder at closing of Buyer's one certain Secured Promissory Note (the "Purchase Note"), in the original principal amount of the Purchase Price. The Purchase Note shall be in the form of Schedule 2.2 attached hereto, and the Purchase Note shall be secured by certain assets more fully described within that certain Security Agreement - Pledge, which shall be in the form of Schedule
2.2 (a) attached hereto. The Purchase Note and the Security Agreement - Pledge are hereinafter referred to as the "Security Documents".

2.3 Closing. Closing shall occur at the Time of Closing on the Closing Date at the offices of EIF Holdings, Inc. in Houston, Texas, or at such other place or other time and date as the Parties may agree.

3.       COVENANTS, REPRESENTATIONS AND WARRANTIES OF BUYER

3.1 Covenants, Representations and Warranties. Buyer hereby covenants, represents and warrants to the Shareholder as follows and acknowledges and confirms that the Shareholder is relying upon such covenants, representations and warranties in connection with the Transaction and that unless otherwise indicated herein, such covenants, representations and warranties shall be true and correct as at the Closing Date:

         (a) Organization. Buyer is duly incorporated and validly subsisting under the laws of Delaware and has the corporate power to own or lease its property and to carry on its business as it is now being conducted and will have the corporate power to execute, deliver and perform its obligations under this Agreement.

         (b) Corporate Authority. On the Closing Date Buyer will have taken all requisite corporate action to authorize the valid execution, delivery and performance of this Agreement and the consummation of the Transaction.

         (c) Agreement Enforceable. This Agreement constitutes a valid and legally binding obligation of Buyer enforceable against Buyer in accordance with its terms.

          (d) No Violations. The execution and delivery of this Agreement and all other agreements contemplated herein by Buyer and the observance and performance of the terms and provisions of this Agreement and any such agreements; (i) does not and will not require Buyer to obtain or make any consent, authorization, approval, filing or registration under any law, by-law, rule, regulation, judgment, order, writ, injunction or decree which is binding upon Buyer; (ii) does not and will not constitute a violation or breach of the charter documents or bylaws of Buyer; (iii) does not and will not constitute a violation or breach of applicable law, any material provision of any Contract to which Buyer is a party or by which Buyer is bound or any law, by-law, rule, regulation, judgment, order, writ, injunction or decree applicable to Buyer; and (iv) does not and will not constitute a material default (nor would with the passage of time or the giving of notice or both or otherwise, constitute a material default) under any Contract, to which Buyer is a party or by which Buyer is bound.

         (e) Brokers. Buyer shall be responsible for the payment of all brokerage commissions, and finder's fees or other like payment incurred by Buyer in connection with this transaction, and Buyer will indemnify and save harmless the Shareholder of and from any such claims.
         (f) Release from Guarantees. Buyer shall use its best efforts to have the Shareholder released from any and all outstanding guarantees of indebtedness of Kelar with all such guarantees being assumed by Buyer. In the event Buyer cannot obtain such releases from the lenders of any such guaranteed indebtedness, Buyer shall indemnify and save harmless the Shareholder of and from any loss resulting from such guaranteed indebtedness.

4.       COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

4.1 Covenants, Representations and Warranties. The Shareholder hereby covenants, represents and warrants to Buyer as follows and acknowledges and confirms that Buyer is relying upon such covenants, representations and warranties in connection with the Transaction and that unless otherwise indicated herein, such covenants, representations and warranties shall be true and correct as at the Closing Date:

         (a) Legal Capacity. The Shareholder has the legal capacity and corporate power to execute, deliver and perform its obligations under this Agreement.

         (b) Organization. The Shareholder is duly incorporated and validly subsisting under the laws of Hawaii and has the corporate power to own or lease its property and to carry on its business as it is now being conducted and has the corporate power to execute, deliver and perform its obligations under this Agreement. Kelar is duly incorporated and validly subsisting under the laws of California and has the corporate power to own or lease its property and to carry on its business as it is now being conducted, and it is qualified to do business in those jurisdictions wherein the failure to so qualify could have a Material Adverse Effect on Kelar.

         (c) Corporate Authority. The Shareholder and Kelar have taken all requisite corporate action to authorize the valid execution, delivery and performance of this Agreement and the consummation of the Transaction.

          (d) No Violations. The execution and delivery of this Agreement and all other agreements contemplated herein by the Shareholder and the observance and performance of the terms and provisions of this Agreement and any such agreements; (i) does not and will not require the Shareholder or Kelar to obtain or make any consent, authorization, approval, filing or registration under any law, by-law, rule, regulation, judgment, order, writ, injunction or decree which is binding upon the Shareholder or Kelar; (ii) does not and will not constitute a violation or breach of the charter documents or bylaws of Kelar; (iii) does not and will not constitute a violation or breach of applicable law, any material provision of any Contract to which the Shareholder or Kelar is a party or by which the Shareholder or Kelar is bound or any law, by-law, rule, regulation, judgment, order, writ, injunction or decree applicable to the Shareholder or Kelar; (iv) does not and will not constitute a default (nor would with the passage of time or the giving of notice or both or otherwise, constitute a default) under any Contract, to which the Shareholder or Kelar is a party or by which the Shareholder or Kelar is bound; and (v) does not and will not result in the creation or imposition of any Encumbrance on Kelar Shares or any property or assets of the Shareholder or Kelar.

         (e) Issued Shares. All of the Kelar Shares have been duly authorized, created and issued as fully paid and non-assessable shares. There are outstanding no other shares, warrants, rights or securities convertible into shares or any other evidence whatsoever of an interest in Kelar.

         (f) Owner of Kelar Shares. The Shareholder is the owner beneficially and of record of Kelar Shares in the amounts and proportions identified on Schedule 4.1(f), hereto, and has good and marketable title thereto, free and clear of any Encumbrances and/or pre-emptive rights. The Shareholder has the exclusive right and full power to transfer Kelar Shares to Buyer as herein contemplated, free and clear of any Encumbrances.

         (g) Subsidiaries. Kelar has no Subsidiaries nor owns any shares of any other corporation or entity nor any rights, warrants or other securities convertible into shares of any other corporation or entity. Kelar is not bound by or a party to any Contract which contemplates their amalgamation, merger, consolidation or other acquisition with or by any other entity.

         (h) Acts of Bankruptcy. Neither the Shareholder nor Kelar is insolvent, has proposed a compromise or arrangement to its or their creditors generally, has taken any proceeding with respect to a compromise or arrangement, has taken any proceeding to have itself declared bankrupt or wound-up, has taken any proceeding to have a receiver appointed of any part of their assets and at present, no encumbrancer or receiver has taken possession of any of their property and no execution or distress is enforceable or levied upon any of its property and no petition for a receiving order in bankruptcy is filed against them.

         (i) Private Companies. Kelar does not distribute its securities to the public.

         (j) Residents. Kelar's principal place of business is within the United States.

         (k) Actions - Kelar Shares. There is not pending or, to the Best Knowledge of the Shareholder, threatened or contemplated, any suit, action, legal proceeding, litigation or governmental investigation of any sort which would; (i) in any manner restrain or prevent the Shareholder from effectually and legally transferring Kelar Shares to Buyer in accordance with this Agreement; (ii) cause an Encumbrance to attach to Kelar Shares; (iii) divest title to Kelar Shares in any manner whatsoever; or (iv) make Buyer liable for damages in connection with the Transaction.

         (l) Litigation. There is not pending, or, to the Best Knowledge of the Shareholder, threatened or contemplated, any suit, action, legal proceeding, litigation or governmental investigation of any sort relating to the Shareholder, Kelar or the Transaction nor is there any present state of facts or circumstances which can be reasonably anticipated to be a basis for any such suit, action, legal proceeding, litigation or governmental investigation nor is there presently outstanding against the Shareholder or Kelar any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator.

         (m) Minute Books. The minute books of Kelar contain accurate and complete copies of their organizational documents together with minutes of all meetings of directors, committees and shareholders of Kelar. The articles and the bylaws of Kelar are attached as Schedule 4.1(m). There are outstanding no applications or filings which would alter in any way the organizational documents or corporate status of Kelar. No resolutions or bylaws have been passed, enacted, consented to or adopted by the directors or shareholders of Kelar except as are contained in the minute books of Kelar.

         (n) Books of Account. The books of account and financial records of Kelar fairly set out and disclose in all material respects, the current financial position of Kelar. All material transactions involving Kelar have been accurately recorded in such books and records. All bonuses, commissions and other payments relating to the employees of Kelar are reflected in the books of Kelar in a manner consistent with past record keeping practices and none of such payables are in arrears.

         (o) Permits and Licenses. Kelar has all necessary permits, certificates, licenses, approvals, consents and other authorizations required to carry on and conduct business and to own, lease or operate their assets at the places and in the manner in which such businesses are conducted.

         (p) Financial Statements. A true copy of Kelar's most recently audited financial statements, and its unaudited financial statements as of May 31, 1997 (the "Kelar Financial Statements"), are annexed hereto as Schedule 4.1(p). Kelar Financial Statements:

                  (1) Have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent with those of the preceding fiscal period, except for the elimination of applicable intercompany accounts.

                  (2) Present fairly the assets, liabilities and financial position of Kelar as of May 31, 1997, and the results of operations for the periods then ended. Other than the liabilities specified in the balance sheet forming part of Kelar Financial Statements or incurred since the Reference Date in the ordinary course of business (all of which is consistent with past practice) or otherwise noted or disclosed in this Agreement, to the Best Knowledge of the Shareholder, there are no known liabilities or obligations of Kelar (whether absolute, contingent or otherwise) including without limitation, any Tax liabilities due or to become due or contingent losses for unasserted claims which are capable of assertion.

                  (3) Are substantially in accordance with the books and records of Kelar.

                  (4) Contain and reflect all necessary adjustments for a fair presentation of the results of operations and financial position of Kelar for the periods covered thereby.

                  (5) Contain and reflect adequate provision or allowance for all reasonably anticipated liabilities, expenses and losses of Kelar.

         (q) Guarantees. Kelar does not have any outstanding guarantees or has any outstanding security for any liability, debt or obligation of any Person.

         (r) Bonds, Debentures. Kelar does not have any outstanding bonds, debentures or other indebtedness and are not under any agreement to create or issue any bonds, debentures or other indebtedness.

         (s) No Further Expenditures. No capital expenditures or leasehold improvements have been made by Kelar since the dates of Kelar Financial Statements, other than in the ordinary course of business.

         (t) Related Parties. Since the Reference Date, Kelar has not made any payment or loan to or borrowed any moneys from and is not otherwise indebted to, any officer, director, employee, shareholder or any other Person not dealing at arm's length with Kelar. Kelar is not a party to any Contract with any officer, director, employee, shareholder or any other Person not dealing at arm's length with Kelar. No officer, director or shareholder of Kelar and no entity that is an Affiliate or Associate of one or more of such individuals:

                  (1) Owns, directly or indirectly, any interest in (except for shares representing less than 2% of the outstanding shares of any class of securities of any publicly traded company) or is an officer, director, employee or consultant of, any Person which is or is engaged in business as a competitor of Kelar or a lessor, lessee, client or supplier of Kelar.

                  (2) Owns, directly or indirectly, in whole or in part, any property that Kelar uses in the operation of its business.

                  (3) Has any cause of action or any other claims whatsoever against or owes any amount to Kelar.

         (u) Dividends or Distributions. No dividends or other distributions on any of the shares in the capital of Kelar have been authorized, declared or paid since the date of Kelar Financial Statements and there has not been any direct or indirect redemption, purchase or acquisition of any such shares.

         (v) No Changes. Since the Reference Date, Kelar has carried on business and conducted its operations and affairs only in the ordinary and normal course consistent with past practice and there has not been:

                  (1) Any material adverse change in the condition (financial or otherwise), assets, liabilities, operations, earnings, business or prospects of Kelar.

                  (2) Any damage, destruction or loss (whether or not covered by insurance) affecting the property or assets of Kelar or any failure to regularly maintain and repair such property and assets in the ordinary course of business.

                  (3) Any payment, discharge or satisfaction of any Encumbrance, liability or obligation of Kelar (whether absolute, accrued, contingent or otherwise and whether due or to become due) greater than
                           $1,000.00 each, other than payment of accounts payable and Tax liabilities incurred in the ordinary course of business consistent with past practice.

                  (4) Any issuance or sale by Kelar or any Contract entered into by Kelar for the issuance or sale by Kelar of any shares in the capital of or securities convertible into or exercisable into shares in the capital of Kelar.

                  (5) Any labor disturbances having a Material Adverse Affect on Kelar.

                  (6) Any license, sale, assignment, transfer, disposition, pledge, mortgage or granting of a security interest or other Encumbrance on or over any property or assets of Kelar other than in the ordinary course of business.

                  (7) Any write-off as uncollectible of any Accounts Receivable or any portion thereof Kelar in amounts exceeding the allowance set out in Kelar Financial Statements.

                  (8) Any cancellation of any other debts or claims or any amendment, termination or waiver of any other rights of value to Kelar in amounts exceeding $1,000.00 in each instance or $5,000.00 in the aggregate.

                  (9) Any general increase in the compensation of employees of Kelar (including without limitation, any increase pursuant to any employee plan or commitment) or any increase in any such compensation or bonus payable to any officer, employee, consultant or agent thereof (having an annual salary or remuneration in excess of $30,000.00) or the making of any loan to or engagement in any transaction with any employee, officer or director thereof.

                  (10) Any material change in the accounting or tax practices followed by Kelar.

                  (11) Any acquisition, transfer, assignment, sale or other disposition of any of the assets shown in Kelar Financial Statements other than in the ordinary course of business.

                  (12) Any institution or settlement of any litigation, action or proceeding before any court or governmental body by or against Kelar.

                  (13)     The   creation  of  any  debts   and/or   liabilities
                           whatsoever (whether accrued, absolute, contingent or otherwise) than in the ordinary course of business.

         (w)      Taxes .  Except as reserved for in the Kelar Financial
                           Statements:

                  (1) All returns, including reports of every kind with respect to Taxes, which are due to have been filed by Kelar in accordance with applicable law, have been duly filed by the dates prescribed by law and are complete and accurate.

                  (2) All Taxes, deposits or other payments for which Kelar may have any liability arising prior to Closing have been paid in full or accrued as liabilities for Taxes on the books of Kelar.

                  (3) All installments for Taxes which Kelar may be required to make have been made on a timely basis.

                  (4) The amount so paid on or before the Reference Date together with any amounts accrued as liabilities for Taxes (whether accrued as currently payable or deferred taxes) on the books and in the Kelar Financial Statements will be adequate to satisfy all liabilities for Taxes of Kelar in any jurisdiction in respect of the periods covered.

                  (5) There are not now any extensions of time in effect with respect to the dates on which any returns, including elections, reports of Taxes were or are due to be filed by Kelar and there are no outstanding requests therefor.

                  (6) All assessments or reassessments of Taxes asserted as a result of any examination of any return or report of Taxes have been paid, have been accrued on the books of Kelar and in the Kelar Financial Statements or finally settled and no issue has been raised in any such examination which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined.

                  (7) No payments are or will be required to be made by Kelar pursuant to any tax indemnity, allocation or sharing agreement and all such agreements will be terminated with respect to Kelar as of the Reference Date;

                  (8) No claims, proposals, assessments or reassessments for any Taxes are being asserted or, to the Best Knowledge of the Shareholder, proposed or threatened and, to the Best Knowledge of the Shareholder, no audit or investigation of any return or report of Taxes is currently under way, pending or threatened.

                  (9) There are no outstanding waivers or agreements by Kelar for the extension of time for the assessment or reassessment of any Taxes or deficiency thereof nor are there any requests for rulings, outstanding subpoenas or requests for information, notice of proposed reassessment of any property owned or leased by Kelar or any other matter pending between Kelar and any taxing authority.

                  (10) There are no liens for Taxes upon Kelar shares or upon any property or assets of Kelar except liens for current Taxes not yet due.

                  (11) To the Best Knowledge of the Shareholder there are no facts which exist or have existed which would constitute grounds for the assessment of any Taxes of Kelar with respect to the periods which have not been audited by the Internal Revenue Service or other taxing authorities.

                  (12)     Kelar  has  withheld  from each  payment  made to its
                           officers, directors and employees and former officers, directors and employees, the amount of all Taxes and other deductions required to be withheld therefrom and has paid the same to the proper tax and other receiving officers within the time required under applicable legislation.

                  (13) Adequate provision, including provision in the deferred tax account has been made for all deferred and accrued Tax liabilities with respect to operations of Kelar for the period ending on the Reference Date.

         (x) Assets. Kelar has good and marketable title to all of its assets as reflected on the Kelar Financial Statements, free and clear of all Encumbrances save and except for those assets sold, assigned, transferred or disposed of in the ordinary course of business and save and except for the encumbrances identified in Schedule 4.1(x), hereto.

          (y) Certain Contracts and Commitments. The enforceability of all contracts, leases and licenses of Kelar (the "Kelar
                  Contracts") will not be affected in any manner by the execution and delivery of this Agreement or the consummation of the Transaction. Kelar is not in default and there does not exist any event that, with notice or lapse of time or both, would constitute an event of default by Kelar under any of Kelar Contracts. A true and complete copy of each such Kelar Contract has been delivered to Buyer or will be delivered to Buyer prior to the Closing Date.

         (z) No Other Contracts. Kelar is not a party to or bound by any Contract which in any way has or could have a Material Adverse Effect on Kelar. The Contracts set forth in the Schedules hereto are not subject to renegotiation or cancellation resulting from the Transaction. Except as described in the Schedules, Kelar is not a party to or bound by:

                  (1) Any Contract for the purchase of materials, supplies, equipment or services which involves the payment of $1,000.00 or more.

                  (2) Any Contract for the sale, license or provision of any assets or services which involve the receipt of $1,000.00 or more.

                  (3) Any trust indenture, mortgage, promissory note, loan agreement, guarantee or other Contract for the borrowing of money or a leasing transaction of the type required to be capitalized in accordance with generally accepted accounting principles.

                  (4) Any Contract for charitable contributions in excess of $500.00 in the aggregate.

                  (5) Any Contract relating to a distributorship, sales representative or sales agency agreement.

                  (6) Any Contract which involves the sharing of profits, a joint venture, partnership, joint development or bidding arrangement or any material advertising contracts.

                  (7) Any Contract not made in the ordinary course of business.

                  (8) Any Contract restricting in any manner the conduct of Kelar or the ownership or use of the assets thereof.

                  (9)      Any   material   warranties   relating   to  products
                           distributed or services provided by Kelar.

                  (10) Any Contract involving the payment or receipt of $5,000.00 or more in any 12 month period.

                  (11) Any Contract required to be disclosed on a Schedule to this Agreement that is not so disclosed.

         (aa) Default of Contracts. Kelar has performed all of the obligations required to be performed by it to the extent performance is due and is entitled to all benefits under and is not in default or alleged to be in default in respect of, any Contract to which it is a party or by which it is bound. No event, condition or occurrence exists that, after notice or lapse of time or both, would constitute a default under any of such Contracts. Kelar has the capacity, including the necessary personnel, equipment and supplies, to materially perform all its obligations under all such Contracts.

          (ab) Compliance with Laws. Kelar has conducted and is now conducting business in compliance with all statutes, regulations, bylaws, orders, covenants, restrictions or plans of all federal, state or municipal authorities, agencies or boards applicable to such business. Kelar is not in default under any such statutes, regulations, bylaws, orders, covenants, restrictions or plans applicable to it. Kelar nor any of its directors, officers, agents, employees or other Persons acting on behalf of Kelar has, directly or indirectly, used any corporate funds of Kelar for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payments on behalf of Kelar to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, knowingly made any false or fictitious entry on the books or records of Kelar or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment on behalf of Kelar.

         (ac) Leased Premises. The occupation and use to which the leased premises of Kelar has been put by Kelar is not in breach of any applicable statute, by-law, regulation, covenant or restriction applicable to the leased premises. The zoning bylaws applicable to the leased premises permit the operation of business and the intended use to be made of the leased premises. There are no outstanding work orders against the leased premises of Kelar or any part thereof nor are there any matters under discussion between Kelar and any governmental or municipal authority which may give rise to work orders.

          (ad) Environmental Matters. To the Best Knowledge of the Shareholder, the buildings and premises at which Kelar carries on business does not contain any material quantities of noxious substances including without limitation, urea formaldehyde foam insulation, aluminum wiring, asbestos, materials containing asbestos, polychlorinated byphenyls or substances containing polychlorinated byphenyls or radon at levels deemed unacceptable by any health, labor or environmental authority or any federal, state or municipal government. The operations of Kelar in all material respects comply with all applicable environmental statutes, regulations and decrees, whether federal, state or municipal. Kelar has not received any notices to the effect that the business carried on by Kelar is not in compliance with the requirements of applicable environmental statutes, regulations or decrees or is subject to any remedial control or action or any investigation or evaluation as to whether any remedial action is required to respond to a release or threatened release of any contaminant into the environment or into any facility or structure which forms part of or is adjacent to the leased premises at which the business is carried on.

          (ae) Employee Plans and Arrangements. All of Kelar's employee contracts, plans and arrangements are in good standing and Kelar has made all payments required to be made by it in connection therewith. All employee plans requiring funding on the part of Kelar are fully funded. Keller does not have any employees receiving or claiming long term disability benefits or workers' compensation benefits. No notice has been received by Kelar of any complaints filed by any employees claiming that Kelar has violated any applicable employee or human rights or similar legislation in any other jurisdiction in which Kelar carries on business or of any complaints or proceedings of any kind involving Kelar or any employees of Kelar before any labor relations board. There are no outstanding orders or charges against Kelar under any applicable health and safety legislation in the jurisdictions in which Kelar carries on business. All levies, assessments and penalties made against Kelar pursuant to any applicable workers' compensation legislation in any jurisdictions in which Kelar carries on business has been paid by Kelar and Kelar has been reassessed under any such legislation during the past 3 years. Kelar has not made any agreements with any labor union or employee association or made commitments to or conducted negotiations with any labor union or employee association with respect to any future agreements and the Shareholder is not aware of any current attempts to organize or establish any labor union or employee association relating to Kelar. Kelar has not entered into any agreement or made any arrangements with any employees an consultants which would have the effect of depriving Kelar of the continued services of any such employees and consultants following the Closing.

         (af) No Brokers. All negotiations relating to this Agreement and the Transaction have been carried on by the Shareholder directly with Buyer without the intervention of any other Person on behalf of the Shareholder in such manner as to give rise to any valid claim against Buyer for a brokerage commission, finder's fee or other like payment and the Shareholder will indemnify and save harmless Buyer of and from any such claim.

         (ag) Omissions and Misrepresentations. None of the foregoing covenants, representations and warranties knowingly contains any untrue statement of material fact or knowingly omits to state any material fact necessary to make any such covenant, warranty or representation not misleading to a prospective purchaser of Kelar Shares and the Assets seeking full information as to Kelar.

5.       SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES

5.1 Survival. No investigations made by or on behalf of any Party at any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any covenant, representation or warranty made by any Party. No waiver by any Party of any condition, in whole or in part, shall operate as a waiver of any other condition. The covenants, representations and warranties contained in
Article 3 and 4 respectively or in any certificate or other document delivered in connection with the Closing shall survive the making of this Agreement and the Closing for a period of 2 years and only 2 years. The period of survival being herein referred to as the "Survival Period"); provided, however, that if a claim for a breach of any such covenant, representation or warranty is brought prior to the expiration of the Survival Period such covenant, representation or warranty shall, for the purposes of such claim, survive the Survival Period until such claim is finally resolved and all obligations with respect thereto have been fully satisfied.

6.       INDEMNITY

6.1 Indemnity by Buyer. Buyer agrees to indemnify and save harmless the Shareholder from all Losses actually incurred by the Shareholder as a result of any breach by Buyer or any inaccuracy of any covenant, representation or warranty contained in this Agreement.

6.2 Indemnity by the Shareholder. The Shareholder agrees to indemnify and save harmless Buyer from all Losses actually incurred by Buyer as a result of:

         (a)      Any  breach  by  the  Shareholder  or  any  inaccuracy  of any
                  covenant,   representation  or  warranty   contained  in  this
                  Agreement.

         (b) All debts, liabilities and claims whatsoever (whether accrued, absolute, contingent or otherwise) of Kelar as at the Reference Date which are not disclosed on, provided for, reserved for or included in the balance sheets forming part of Kelar Financial Statements or which did not arise in the ordinary course of business since the date of Kelar Financial Statements up to the Time of Closing.

         (c) Any assessment or reassessment of Taxes, interest and/or penalties for any period up to the Reference Date for which no adequate reserve has been provided and disclosed in the Kelar Financial Statement.

6.3      Notice of Claims

          (a) In the event that a Party (the "Indemnified Party") shall become aware of any Loss in respect of which another Party (the "Indemnifying Party") agreed to indemnify the Indemnified Party pursuant to this Agreement (the "Indemnification Claim"), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. Such notice shall specify whether the Indemnification Claim arises as a result of a claim by a Person against the Indemnified Party (a "Third Party Claim") or whether the Loss does not so arise (a "Direct Claim") and shall also specify with reasonable particularity (to the extent that the information is available) the factual basis for the Indemnification Claim and the amount of the Loss if known.

         (b) If through the fault of the Indemnified Party the Indemnifying Party does not receive notice of any Indemnification Claim in time to contest effectively the determination of any liability susceptible of being contested, the Indemnifying Party shall be entitled to set off against the amount claimed by the Indemnified Party the amount of any Losses incurred by the Indemnifying Party resulting from the Indemnified Party's failure to give such notice on a timely basis.

6.4 Investigation of Claims. With respect to any Direct Claim, following receipt of notice from the Indemnified Party of the Indemnification Claim, the Indemnifying Party shall have 60 days to make such investigation of the Indemnification Claim as is considered necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Indemnification Claim, together with all such other information as the Indemnifying Party may reasonably request. If all Parties agree at or prior to the expiration of such 60 day period (or any mutually agreed upon extension thereof) to the validity and amount of such Indemnification Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Indemnification Claim, failing which the matter shall be determined by a court of competent jurisdiction.

6.5 Supplemental Rights. The rights and benefits provided in this Article are supplemental to and are without prejudice to any other rights, actions or causes of action which may arise pursuant to any other section of this Agreement or pursuant to applicable law.

7.       PRE-CLOSING COVENANTS

7.1 Operations Before Closing. For greater certainty and without limitation, without the prior written consent of Buyer during the period commencing on the Reference Date and terminating at the close of business on the Closing Date, the
Shareholder: (i) shall not make nor shall the Shareholder permit to be made any material change in the way that Kelar is being operated; and (ii) shall comply with all laws in connection with the business of Kelar.

8.       CONDITIONS PRECEDENT TO SHAREHOLDER'S OBLIGATIONS AT CLOSING

8.1 Conditions Precedent. All obligations of Shareholder to deliver Kelar Shares this Agreement are subject to the fulfillment (or waiver in writing by Shareholder) prior to or at the Closing of each of the following conditions:

         (a) Covenants, Representations and Warranties. The covenants, representations and warranties made by the Buyer in or under this Agreement shall be true in all material respects on and as of the Closing Date and Shareholder shall have received from the Buyer a certificate signed as of the Closing Date and to such effect.

         (b)      Actions,  Etc.  All  actions,  proceedings,   instruments  and
                  documents required to carry out the Transaction including without limitation the issue and delivery of the Security Documents as contemplated in this Agreement and all other related legal matters shall have been approved by the Shareholder and the Shareholder shall have been furnished with such certified copies of actions and proceedings and other such instruments and documents as the Shareholder shall have requested.

         (c) Approvals. Buyer shall have received all requisite regulatory approvals and board of director approvals in connection with the Transaction.

         (d) Compliance with Covenants. Buyer shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by Buyer.

         (e) Approvals and Consents. At or before Closing there shall have been obtained from all appropriate federal, state, provincial, municipal or other governmental or administrative bodies all such approvals and consents, if any, in form and on terms satisfactory to the Shareholder as may be required in order to permit the completion of the Transaction as provided in this Agreement.

         (f) Corporate Authorizations. Buyer shall have delivered to the Shareholder evidence satisfactory to the Shareholder that all necessary corporate authorizations by authorizing and approving the Transaction have been obtained.

         (g) No Orders. No order of any court or administrative agency shall be in effect which restrains or prohibits the Transaction and no suit, action, inquiry, investigation or proceeding in which it will be or it is sought to restrain, prohibit or change the terms of or obtain damages or other relief in connection with the Transaction and which in the reasonable judgment of the Shareholder makes it inadvisable to proceed with the consummation of the Transaction shall have been made, instituted or threatened by any Person.

         In case any of the foregoing conditions cannot be fulfilled at or before the Time of Closing to the reasonable satisfaction of the Shareholder, the Shareholder may rescind this Agreement by notice to Buyer and in such event all of the Parties shall be released from all obligations hereunder. Provided however that any such conditions may be waived in whole or in part by the Shareholder without prejudice to the Shareholder's rights of rescission in the event of the non-fulfillment of any other condition or conditions, any such waiver to be binding on the Shareholder only if the same is in writing.


CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS AT CLOSING


9.1 Conditions Precedent. All obligations of Buyer to purchase Kelar Shares this Agreement are subject to the fulfillment (or waiver in writing by Buyer) prior to or at the Closing of each of the following conditions:


           (a) Covenants, Representations and Warranties. The covenants, representations and warranties made by the Shareholder in or under this Agreement shall be true in all material respects on and as of the Closing Date and Buyer shall have received from the Shareholder a certificate signed as of the Closing Date and to such effect.


           (b)    Actions,  Etc.  All  actions,  proceedings,   instruments  and
                  documents required to carry out the Transaction including without limitation, the transfer of Kelar Shares and all other related legal matters shall have been approved by Buyer and Buyer shall have been furnished with such certified copies of actions and proceedings and other such instruments and documents as Buyer shall have requested.


           (c) Approvals. Shareholder shall have received all requisite regulatory approval including without limitation board of director approvals in connection with the Transaction.


           (d) Resignations. All of the directors and officers of Kelar shall have resigned as directors and officers of Kelar in favor of nominees of Buyer and the resigning directors and officers of Kelar shall have delivered releases to Kelar and Buyer in form and substance reasonably satisfactory to Buyer.


           (e)    Compliance with Covenants. The Shareholder shall have complied
                  with  all  covenants  and  agreements   herein  agreed  to  be
                  performed or caused to be performed by the Shareholder.


           (f) Approvals and Consents. At or before Closing there shall have been obtained from all appropriate federal, state, municipal or  other  governmental  or  administrative  bodies  all  such approvals and consents, if any, in form and on terms reasonably satisfactory to Buyer as may be required in order to transfer Kelar Shares at Closing as herein provided.

           (g) Permits and Licenses. Buyer shall have been furnished with evidence that Kelar holds all valid permits and licenses as may be requisite for carrying on business.


           (h) Corporate Authorizations. Shareholder shall have delivered to Buyer evidence satisfactory to Buyer that all necessary corporate authorizations by the Shareholder and Kelar authorizing and approving the Transaction have been obtained.


           (i) No Orders. No order of any court or administrative agency shall be in effect which restrains or prohibits the Transaction and no suit, action inquiry, investigation or proceeding in which it will be or it is sought to restrain, prohibit or change the terms of or obtain damages or other relief in connection with the Transaction and which in the judgment of Buyer makes it inadvisable to proceed with the consummation of the Transaction shall have been made, instituted or threatened by any person.


          In case any of the foregoing conditions cannot be fulfilled at or before the Time of Closing to the satisfaction of Buyer, Buyer may rescind this Agreement by notice to the Shareholder and in such event the Parties shall be released from all obligations hereunder. Provided however that any such conditions may be waived in whole or in part by Buyer without prejudice to buyer's rights of rescission in the event of the non-fulfillment of any other condition or conditions, any such waiver to be binding on Buyer only if the same is in writing.


MISCELLANEOUS


10.1 Tender. Any tender of documents or money hereunder may be made upon the Parties or under their respective solicitors as set forth herein.


10.2 Notice. All notices, requests, demands or other communications by the Parties required or permitted to be given by one Party to another shall be given in writing by personal delivery, telecopy or by registered or certified mail, postage prepaid, addressed, telecopied or delivered to such other Party as follows:


         (a)       if to the Shareholder, to:

                          EIF Holdings, Inc.
                          Attn:  Frank J. Fradella
                          616 FM 1960 West
                          Suite 630
                          Houston, Texas 77090

         (b)       if to Buyer, to:

                          Regal Oak Properties, Inc.
                          11850 Jones Road
                          Houston, Texas  77070

Or at such other address or telecopier number as may be given by any of them to the others in writing from time to time and such notices, requests, demands or other communications shall be deemed to have been received when delivered, if personally delivered, on the date telecopied (with receipt confirmed) if telecopied and received at or prior to 5:00 p.m. local time and, if not, on the next Business Day, and if mailed, on the date received as certified.

10.3 Further Assurances. The Parties shall sign such other papers, cause such meetings to be held, resolutions passed and bylaws enacted and exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part hereof.

10.4 Laws. This agreement shall be governed by the laws of Texas and the Parties hereby irrevocably attorn to the Courts of Harris County, Texas.

10.5 Expenses. All out-of-pocket expenses (including legal and accounting expenses) incurred in connection with the Transaction shall be borne by the respective Parties.

10.6 Time of the Essence. Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

10.7 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to all of the matters herein. This Agreement supersedes any and all agreements, understandings and representations made between the Parties prior to the date hereof. This Agreement shall not be amended except by a memorandum in writing signed by all of the Parties and any amendment hereof shall be null and void and shall not be binding upon any Party which has not given its consent as aforesaid.

10.8 Assignment. No Party may assign this Agreement or any part hereof without the prior written consent of the other Parties which consent may be unreasonably withheld. Subject to the foregoing, this Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns, but no other Person.

10.9 Invalidity. In the event that any of the covenants, representations and warranties or any portion of them contained in this Agreement are unenforceable or are declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining terms or portions thereof contained in this Agreement and such unenforceable or invalid, covenant, representation and warranty or covenant or portion thereof shall be severable from the remainder of this Agreement.

                                                     * * * * *

         IN WITNESS WHEREOF the Parties have duly executed this Agreement as of the date and year first above written.


EIF HOLDINGS, INC.



By: /s/Frank J. Fradella
    -----------------------------------
Name: Frank J, Fradella
      ---------------------------------
Title: President
       --------------------------------
Date: June 30, 1997
      ---------------------------------

REGAL OAK PROPERTIES, INC.



By: /s/Tyrell Garth
    -----------------------------------
Name: Tyrell Garth
      ---------------------------------
Title: Authorized Rep
       --------------------------------
Date: June 30, 1997
      ---------------------------------

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